Cavium Networks Announces Financial Results for Q2 2010

MOUNTAIN VIEW, CA -- (Marketwire - July 29, 2010) - Cavium Networks, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the second quarter of 2010 ended June 30, 2010.

Revenue in the second quarter of 2010 was $49.9 million, a 20% sequential increase from the $41.6 million reported for the first quarter of 2010 and an increase of 119% from the $22.8 million reported for the second quarter of last year.

Generally Accepted Accounting Principles (GAAP) Results

Net income for the second quarter of 2010, on a GAAP basis, was $0.6 million, or $0.01 per diluted share, compared to a net loss of $3.1 million, or $0.07 per diluted share in the first quarter of 2010, and a net loss of $6.2 million, or $0.15 per diluted share in the second quarter of last year. Gross margins were 60.8% in the second quarter of 2010 compared to 59.6% in the first quarter of 2010 and 46.8% in the second quarter of 2009. Total cash and cash equivalents were $69.0 million at June 30, 2010.

Non-GAAP Results

Cavium Networks believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in the second quarter of 2010 exclude expenses totaling $9.6 million related to stock-based compensation and related payroll expense, amortization of acquired intangible assets, acquisition related and other expenses. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Net income for the second quarter of 2010, on a non-GAAP basis, was $10.2 million, or $0.20 per diluted share, compared with non-GAAP net income of $6.9 million, or $0.14 per share in the first quarter of 2010. Gross margins, on a non-GAAP basis, were 64.4% in the second quarter of 2010 compared to 63.4% in the first quarter of 2010.

"Our record sales and strong sequential sales growth again came from strength across multiple markets. We had record bookings again this quarter. Furthermore, non-GAAP gross margins increased 100 basis points sequentially and operating margins increased 490 basis points sequentially, which shows the continued leverage in our business model," said Syed Ali, president and CEO of Cavium Networks. "Design win traction was very strong, especially for recently introduced products including our Next Generation OCTEON™ II, PureVu and Econa family of processors."

Recent News Highlights:

--  June 10, 2010 - Cavium Networks demonstrated its PureVu whole-home wireless gaming solution Using standard WiFi at the Electronic
    Entertainment Expo 2010

--  June 1, 2010 - Cavium Networks announced the availability of its highly integrated single chip PureVu™ Video processor family enabling whole-home wireless display capability

--  June 1, 2010 - Cavium Networks demonstrated next-generation wireless display and networked digital home applications at Computex 2010

--  May 17, 2010 - Cavium announced that Manoj Gujral joins Cavium Networks as Vice President & General Manager of the Broadband and Consumer
    Division

--  May 11, 2010 - Cavium Networks unveiled its OCTEON II CN68XX -
    Industry's highest-performance multi-core processors for
    energy-efficient data center, mobile internet and the borderless enterprise

--  May 11, 2010 - Emerson Network Power announced delivery of their innovative ATCA packet processing solutions based on Cavium Networks latest OCTEON II processors

--  April 27, 2010 D-LINK introduces unified wireless network solution to give enterprise, service providers flexible, affordable mobility

--  April 27, 2010 - SonicWALL unveils Project SuperMassive:
    Next-generation firewall technology provides  application control &
    full malware protection at up to 40 Gigabits/sec

--  April 27, 2010 - Green Hills Software announced delivery of its
    INTEGRITY® RTOS multicore support for OCTEON® Family of
    microprocessors from Cavium Networks

--  July 22, 2010 - MontaVista Software Launched DevRocket 6.1 Integrated
    IDE for Embedded Linux development

--  June 28, 2010 - MontaVista Software and Robert Bosch Car Multimedia
    announced signing agreement to jointly deliver Linux-based solutions for the Automotive Industry

--  June 23, 2010 - MontaVista Software announces delivery of first
    Commercial Linux for ARM Cortex™ - A9 Processors

--  April 27, 2010 - MontaVista Software Announced New Rapid Deployment
    Program for Android

Conference Call

Cavium Networks, Inc. will broadcast its second quarter 2010 financial results conference call today, July 29th, 2010, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium Networks website at http://www.caviumnetworks.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium Networks

Cavium Networks is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium Networks offers a broad portfolio of integrated, software-compatible processors ranging in performance from 100 Mbps to 40 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium Networks processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium Network's principal offices are in Mountain View, CA with design team locations in California, Massachusetts, India and Taiwan. For more information, please visit: http://www.caviumnetworks.com.

Note on Forward-Looking Statements

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks, uncertainties and assumptions. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to the rate of new design wins, acceptance by customers of Cavium's new product introductions, whether or not the company can continue to expand gross margins and operating margins, the rate at which existing design wins go into production, pricing pressures; general economic conditions; manufacturing difficulties; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Cavium's business are set forth in the "Risk Factors" section of our Form 10K filed with the Securities and Exchange Commission on March 1, 2010. All forward-looking statements in this press release are based on information available to us as of the date hereof and qualified in their entirety by this cautionary statement, and we assume no obligation to revise or update these forward-looking statements.

                          CAVIUM NETWORKS, INC.
      Unaudited GAAP Condensed Consolidated Statements of Operations
                 (In thousands, except per share amounts)

                                                     Three Months Ended
                                                  ------------------------
                                                    June 30,    March 31,
                                                      2010         2010
                                                  -----------  -----------

Net revenue                                       $    49,853  $    41,637
Cost of revenue                                        19,519       16,842
                                                  -----------  -----------
Gross profit                                           30,334       24,795
                                                  -----------  -----------
Operating expenses:
     Research and development                          14,894       13,987
     Sales, general and administrative                 13,536       14,035
                                                  -----------  -----------
        Total operating expenses                       28,430       28,022
                                                  -----------  -----------
Income (loss) from operations                           1,904       (3,227)
                                                  -----------  -----------
Other income (expense), net:
    Interest expense                                     (105)        (124)
    Interest income and other, net                     (1,097)        (112)
                                                  -----------  -----------
Total other expense, net                               (1,202)        (236)
                                                  -----------  -----------
     Income (loss) before provision for income
      taxes                                               702       (3,463)

     Provision (benefit) for income taxes                  55         (353)
                                                  -----------  -----------
Net income (loss)                                 $       647  $    (3,110)
                                                  ===========  ===========
Net income (loss) per common share, basic         $      0.01  $     (0.07)
Shares used in computing basic net income (loss)
 per common share                                      44,475       43,754
Net income (loss) per common share, diluted       $      0.01  $     (0.07)

Shares used in computing diluted net income
 (loss) per common share                               48,124       43,754

                          CAVIUM NETWORKS, INC.
            Unaudited Reconciliation of Non-GAAP Adjustments
                             (In thousands)

Reconciliation of GAAP research and development
 expenses to non-GAAP:
    GAAP research and development expenses        $    14,894  $    13,987
          Stock-based compensation and related
           payroll taxes                               (2,541)      (2,490)
          Acquisition-related compensation
           expenses                                      (340)        (536)
          Acquisition-related expenses                   (284)        (302)
                                                  -----------  -----------
     Non-GAAP research and development expenses   $    11,729  $    10,659
                                                  ===========  ===========
Reconciliation of GAAP sales, general and
 administrative expenses to non-GAAP:
    GAAP sales, general and administrative
     expenses                                     $    13,536  $    14,035
          Stock-based compensation and related
           payroll taxes                               (2,618)      (2,452)
          Acquisition-related expenses                   (283)        (553)
          Amortization of acquired intangibles           (128)        (128)
          Acquisition-related compensation
           expenses                                      (628)      (1,907)
                                                  -----------  -----------
     Non-GAAP sales, general and administrative
      expenses                                    $     9,879  $     8,995
                                                  ===========  ===========

                          CAVIUM NETWORKS, INC.
             Unaudited Reconciliation of Non-GAAP Adjustments
          (In thousands, except per share data and percentages)

                                                       Three Months Ended
                                                      --------------------
Reconciliation of GAAP gross profit & margin to       June 30,   March 31,
 non-GAAP:                                              2010       2010
                                                      ---------  ---------
Net revenue                                           $  49,853  $  41,637
GAAP gross profit                                        30,334     24,795
GAAP gross margin                                          60.8%      59.6%
     Acquisition-related compensation expenses:
       Cost of revenue                                      393        239
     Amortization of acquired intangibles:
       Cost of revenue                                    1,096      1,096
     Stock-based compensation and related payroll
      taxes:
       Cost of revenue                                      280        272
                                                      ---------  ---------
Non-GAAP gross profit                                 $  32,103  $  26,402
                                                      =========  =========
Non-GAAP gross margin                                      64.4%      63.4%
                                                      =========  =========

                                                       Three Months Ended
                                                      --------------------
Reconciliation of GAAP loss from operations to        June 30,   March 31,
 non-GAAP:                                              2010       2010
                                                      ---------  ---------
GAAP income (loss) from operations                    $   1,904  $  (3,227)
     Amortization of acquired intangibles                 1,224      1,224
     Stock-based compensation and related payroll
      taxes                                               5,439      5,214
     Acquisition-related expenses                           567      1,094
     Acquisition-related compensation expenses            1,361      2,443
                                                      ---------  ---------
Non-GAAP income  from operations                      $  10,495  $   6,748
                                                      =========  =========
Non-GAAP income from operations as a percentage of
 revenue                                                   21.1%      16.2%
                                                      =========  =========

                                                       Three Months Ended
                                                      --------------------
Reconciliation of GAAP net income (loss) to           June 30,   March 31,
 non-GAAP:                                              2010       2010
                                                      ---------  ---------
GAAP net income (loss)                                $     647  $  (3,110)
Non-GAAP adjustments:
     Stock-based compensation and related payroll
      taxes:
       Cost of revenue                                      280        272
       Research and development                           2,541      2,490
       Sales, general and administrative                  2,618      2,452
     Amortization of acquired intangibles:
       Cost of revenue                                    1,096      1,096
       Sales, general and administrative                    128        128
     Acquisition-related expenses                           567        855
     Acquisition-related compensation expenses            1,361      2,682
     Provision for note receivable                        1,000          0
                                                      ---------  ---------
     Total of non-GAAP adjustments                        9,591      9,975
                                                      ---------  ---------
Non-GAAP net income                                   $  10,238  $   6,865
                                                      =========  =========

GAAP net income (loss) per share (diluted)            $    0.01  $   (0.07)
                                                      =========  =========
   Non-GAAP adjustments detailed above                     0.19       0.21
Non-GAAP net income per share (diluted)               $    0.20  $    0.14
                                                      =========  =========

GAAP weighted average shares (diluted)                   48,124     43,754
   Non-GAAP share adjustment                              1,985      5,780
                                                      ---------  ---------
Non-GAAP weighted average shares (diluted)               50,109     49,534

                          CAVIUM NETWORKS, INC.
           Unaudited GAAP Condensed Consolidated Balance Sheets
                              (In thousands)

                                                             As of
                                                      --------------------
                                                      June 30,   March 31,
                                                        2010       2010
                                                      ---------  ---------
Assets
Current assets:
   Cash and cash equivalents                          $  68,999  $  65,716
   Accounts receivable, net                              31,462     25,835
   Inventories                                           21,142     18,367
   Prepaid expenses and other current assets              2,360      2,617
                                                      ---------  ---------
      Total current assets                              123,963    112,535
Property and equipment, net                              15,003     15,072
Intangible assets, net                                   22,511     24,112
Goodwill                                                 55,789     56,312
Other non-current assets                                  1,567      1,672
                                                      ---------  ---------
      Total assets                                    $ 218,833  $ 209,703
                                                      =========  =========

Liabilities and Stockholders' Equity
Current liabilities:
   Accounts payable                                   $   9,851  $  12,018
   Accrued expenses and other current liabilities         7,753      8,196
   Deferred revenue                                      19,497     15,549
   Capital lease and technology license obligations,
    current                                               3,528      3,344
                                                      ---------  ---------
      Total current liabilities                          40,629     39,107
Capital lease and technology license obligations, net
 of current                                               4,475      4,619
Other non-current liabilities                             2,104      2,275
                                                      ---------  ---------
      Total liabilities                                  47,208     46,001
                                                      ---------  ---------

Stockholders' equity
   Common stock                                              45         44
   Additional paid-in capital                           252,660    245,385
   Accumulated deficit                                  (81,080)   (81,727)
                                                      ---------  ---------
      Total stockholders' equity                        171,625    163,702
                                                      ---------  ---------
      Total liabilities and stockholders' equity      $ 218,833  $ 209,703
                                                      =========  =========

Cavium Networks Contact:

Art Chadwick
Vice President of Finance and Administration
and Chief Financial Officer
Tel: (650) 623-7063
Email: art.chadwick@caviumnetworks.com

Angel Atondo
Marketing Communications Manager
Tel: (650) 623-7033
Email: angel.atondo@caviumnetworks.com